Exhibit 99.1
Omniture and Visual Sciences Announce that the U.S. Federal Trade Commission has
Granted Early Termination of HSR Waiting Period
OREM, UT and SAN DIEGO, CA — December 5, 2007 — Omniture, Inc. (NASDAQ: OMTR), a leading provider of online business optimization software, and Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: VSCN) today announced that in connection with Omniture’s previously announced proposed acquisition of Visual Sciences early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the HSR Act) has been granted by the U.S. Federal Trade Commission.
“We are pleased to have completed this important step towards closing our proposed acquisition of Visual Sciences,” said Josh James, CEO and co-founder of Omniture. “We look forward to bringing the benefits of this acquisition to our customers, partners and stockholders in the early part of 2008.”
The acquisition, which is now expected to close in the first quarter of 2008, is subject to approval of stockholders of both companies and other customary closing conditions.
About Omniture
Omniture, Inc. is a leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives. Omniture’s software, which it hosts and delivers to its customers as an on-demand subscription service, enables customers to capture, store and analyze information generated by their Web sites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation, best practices, consulting, customer support and user training through Omniture University™. Omniture’s more than 2,700 customers include eBay, AOL, Wal-Mart, Gannett, Microsoft, Neiman Marcus, Oracle, Countrywide Financial, General Motors, Sony and HP. Website: www.omniture.com. Omniture is a registered trademark of Omniture, Inc.
About Visual Sciences
Founded in 1996, Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: VSCN) is a leading provider of real-time analytics applications. The company’s analytics applications, based on its patent pending on-demand service and software platform, enable fast and detailed analytics on large volumes of streaming and stored data. Approximately 1,590 enterprises worldwide rely on the answers delivered by these applications to provide them with actionable intelligence to optimize their business operations. The company provides real-time analytics applications for web sites, contact centers, retail points-of-sale, messaging systems and the intelligence community. In addition, the company’s line of analytics-driven offerings leverages its analytics technology to automatically optimize Web sites and related marketing applications. Visual Sciences flexible technology platform, Visual Sciences Technology Platform 5™, allows the company to rapidly introduce tailored solutions to meet its clients’ needs. Visual Sciences is headquartered in San Diego, Calif., and has East Coast offices in Herndon, Virginia and a European headquarters in Amsterdam, The Netherlands. For more information, contact Visual Sciences. Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.visualsciences.com. Visual Sciences is a registered trademark of Visual Sciences, Inc.

Note on Forward Looking Statements
Management believes that certain statements in this release may constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933, including, but not limited to, statements regarding our ability to complete the acquisition, the ability to satisfy conditions to closing, including obtaining stockholder approvals and the benefits of the acquisition to customers, partners and stockholders. These statements are based on current expectations and assumptions regarding future events and business performance and involve certain risks and uncertainties that could cause actual results to differ materially, including, but not limited to, risks associated with obtaining stockholder approvals, risks associated with disruption to our business as a result of the acquisition, the possibility that despite expiration of the waiting period governmental entities may still challenge the acquisition before or after its completion, risks that the expected financial effect of the acquisition may not be realized, risks that the expected customer benefits may not be realized and risks associated with the operation of our business or our industry generally, including risks associated with changes in the demand for our services, the potential that Omniture or its customers may not realize the benefits Omniture currently expects from its recent acquisitions, risks inherent in the integration and combination of complex products and technologies, our ability to continue to attract new customers and sell additional services to our existing customers, the continued adoption by customers of our SiteCatalyst service and other product and service offerings, the significant capital requirements of our business model that make it more difficult to achieve positive cash flow and profitability if we continue to grow rapidly, our ability to develop or acquire new services, risks associated with our acquisition strategy and disruptions in our business and operations as a result of acquisitions, possible fluctuations in our operating results and rate of growth, the continued growth of the market for on-demand, online business optimization services, changes in the competitive dynamics of our markets, the inaccurate assessment of changes in our markets, errors, interruptions or delays in our services or other performance problems with our services, our ability to hire, retain and motivate our employees and manage our growth, our ability to effectively expand our sales and marketing capabilities, our ability to develop and maintain strategic relationships with third parties with respect to either technology integration or channel development, our ability to expand the sales of our services to customers located outside the United States, our ability to implement and maintain proper and effective internal controls, the adoption of laws or regulations, or interpretations of existing law, that could limit our ability to collect and use Internet user information, and the blocking or erasing of “cookies”; and such other risks as identified in Omniture’s quarterly report on Form 10-Q for the period ended September 30, 2007, and from time to time in other reports filed by Omniture with the U.S. Securities Exchange Commission. These reports are available on our Web site at www.omtr.com. Omniture undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.
Additional Information and Where You Can Find It
Omniture has filed with the SEC a preliminary Registration Statement on Form S-4, which includes a preliminary joint proxy statement/prospectus of Omniture and Visual Sciences and other relevant materials in connection with the proposed transaction. The definitive joint proxy statement/prospectus will be mailed to the stockholders of Omniture and Visual Sciences. Investors and security holders of Omniture and Visual Sciences are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Omniture, Visual Sciences and the proposed transaction. The joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Omniture or Visual Sciences with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Omniture by contacting Omniture’s Investor Relations at ir@omniture.com or via telephone at (801) 722-7037.

Investors and security holders may obtain free copies of the documents filed with the SEC by Visual Sciences at vscn@marketstreetpartners.com or via telephone at (858) 546-0040. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.
Omniture and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Omniture and Visual Sciences in favor of the proposed transaction. Information about the directors and executive officers of Omniture and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.
Visual Sciences and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Visual Sciences and Omniture in favor of the proposed transaction. Information about the directors and executive officers of Visual Sciences and their respective interests in the proposed transaction is available in the joint proxy statement/prospectus.